                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement        [ ] Confidential, for Use of the
[ ] Definitive Information Statement             Commission Only (as permitted
[ ] Definitive Additional Materials              by Rule 14c-5(d)(2)

                          United Petroleum Corporation
                (Name of Registrant as Specified in its Charter)

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[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14c-5(g).

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       to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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                          UNITED PETROLEUM CORPORATION
                               4867 North Broadway
                           Knoxville, Tennessee 37928

                              INFORMATION STATEMENT

     This Information Statement is being mailed to stockholders of United Petroleum Corporation, a Delaware corporation (the "Company"), on or about January 25, 1997, in connection with the authorization, by a majority of the Company's stockholders as of December 3, 1996, of the following corporate actions by written consent without a meeting:

     (1) The amendment of the Company's Certificate of Incorporation (the "Certificate") to authorize the creation of a new class of 10 million shares of preferred stock issuable by the Board of Directors in classes or series;

     (2) The amendment of the Certificate to provide for a classified Board of Directors and related matters, including:

         (a) classify the Board of Directors into three classes, as nearly equal in number as possible;

         (b) provide that directors may be removed only for cause with the approval of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of the directors;

         (c) provide that any vacancy on the Board shall be filled by a majority of the directors then in office, although less than a quorum;

         (d) require that a special meeting of stockholders can only be called by the chairman, the Board of Directors or at the request of the holders of at least 35% of the shares entitled to vote at the special meeting;

         (e) require advance notice of stockholder introduction of business at stockholder meetings; and

         (f) increase the stockholder vote required to alter, amend or repeal the foregoing amendments to the Certificate from a majority to 75% of the voting power of the Company.

     (3) The classification of the directors (subject to the adoption of Proposal 2(a) above); and

     (4) The amendment of the Certificate to clarify that the Company is authorized to engage in any activity allowed by law.

     (5) To increase the size of the Board from five (5) to seven (7) members.

We Are Not Asking You for a Proxy, and You are Requested Not to Send Us a Proxy.

     The purpose of proposal 1 (authorization of a new class of 10 million shares of Preferred Stock) is to enhance the flexibility of the Company's capital structure by giving the Company the ability to issue senior securities from time to time with differing terms, determined by the Board of Directors at the time of issuance, in response to specifically negotiated transactions.

     The purpose of proposals 2 (a)-(f) (to provide for a classified Board of Directors and related matters such as increasing the size of the Board to seven members) and proposal 3 (to classify directors) is to enhance the likelihood of continuity and stability of the Company's policies in the future, since a majority of the directors at any given time will have prior experience as directors. In addition, the Board believes these proposed amendments will permit it to represent more effectively the interests of all stockholders in a variety of situations, including response to circumstances created by demands or actions by a substantial stockholder or stockholder group.

     The purpose of proposal 4 (business purposes) is to modernize the Certificate, which presently provides that the Company business shall be energy development and related services, to cover the various activities in which the Company presently is engaged and to give the Company the flexibility, should the Board of Directors so elect, to broaden the Company's business, consistent with the broad powers granted to most modern corporations.

     The purpose of proposal 5 is to increase the size of the Board from five
(5) to seven (7) members such that the Company will have better representation on the Board in the various areas in which the Company conducts business.

     All five proposals were approved unanimously by the Board of Directors on September 18, 1996. The Board unanimously recommended approval of the proposals by stockholders. On December 3, 1996, shareholders beneficially owning 4,263,621 shares representing approximately 55% of the Company's outstanding Common
Stock, signed a written consent approving the proposals. Under Delaware law, such written consent is sufficient to constitute the required stockholder approval of the proposals. This Information Statement is being sent to stockholders in connection with such approval, in compliance with applicable requirements of Delaware law and rules and regulations of the Securities and Exchange Commission. It is anticipated that a certificate of amendment implementing the proposed amendments to the Company's Certificate set forth in proposals 1, 2 and 4 will be filed with the Delaware Department of State on or about February 15, 1997, whereupon such amendments will take effect.

                                VOTING SECURITIES

     The record of stockholders entitled to act by written consent was taken at the close of business on December 3, 1996 (the "Record Date"). At such date, the Company had outstanding and entitled to vote 7,628,975 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder to one vote.

     The following table sets forth information, to the best of the Company's knowledge, relating to the beneficial ownership of Common Stock as of the Record Date of (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and executive officer, and (iii) all directors and executive officers as a group. Except as otherwise indicated, the persons shown exercise sole voting and investment power over the shares. Where indicated in footnotes to the table, share ownership includes shares subject to options that are presently exercisable or will become exercisable within 60 days of the date of this Information Statement.

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                              Shares of Common Stock     Percentage
Name of Beneficial Owner        Beneficially Owned        of Class
------------------------      ----------------------     ----------
Strategic Holdings Corp.            [2,154,407]             28.2%
Michael F. Thomas                   [3,297,548](1)          43.2%
Dwight S. Thomas                    [83,334](2)               *
Walter L. Helton                    [90,000](3)              1.2%
Donald D. Patton                    [150,000](4)             1.9%
Neal S. Melnick                     [50,000](5)               *
Arthur H. VanBuren                  [50,000](6)               *
L. Douglas Keene. Jr.               [271,870](7)             3.6%
All Directors and Officers          [3,992,752](8)          52.3%
as a Group (7 persons)

---------------
  * Less than 1%.

    Footnotes:
(1) Consists of 2,114,214 shares held directly and options to purchase 1,183,334 shares.

(2) Consists of options to purchase shares. Dwight Thomas is a cousin of Michael
    F. Thomas.

(3) Consists of 40,000 shares held directly and options to purchase 50,000 shares.

(4) Consists of options to purchase shares.

(5) Consists of options to purchase shares.

(6) Consists of options to purchase shares.

(7) Consists of 21,870 shares held directly and options to purchase 250,000 shares.

(8) Consists of 2,176,084 shares held directly and options to purchase 1,816,668 shares.

                                   PROPOSAL 1:
                 AMENDMENT OF COMPANY'S CERTIFICATE TO AUTHORIZE
                      10 MILLION SHARES OF PREFERRED STOCK

 General

     The proposed amendment to Article 4 of the Certificate would authorize the Company to issue Preferred Stock, $0.01 par value, consisting of 10 million shares, issuable by action of the Board of Directors in classes or series.

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     The Common Stock is the Company's only class of capital stock which is currently authorized. As of the Record Date, 50 million shares of Common Stock were authorized, of which 7,628,975 shares were issued and outstanding. The proposed Preferred Stock could be issued by the Board of Directors from time to time, in one or more classes or series, with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof as the Board of Directors may determine. Terms of each series would include (a) the distinctive designation of each series and the number of shares that will constitute such series; (b) the dividend rate for such series; (c) the price at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (d) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (e) any preferential amount payable upon each share of such series in the event of the liquidation, dissolution or winding up of the Company; (f) the voting rights, if any, of shares of such series; (g) the terms and conditions, if any, upon which shares of such series may be converted into shares of other classes or series of shares of the Company or other securities; and (h) the relative rights of priority of each series of Preferred Stock as to dividends and assets. Holders of Preferred Stock will not be entitled, as a matter right, to preemptive rights or rights to subscribe for any other securities of the Company, except as may be specifically provided by the Board in designating a class or series of Preferred Stock. Prior to the issuance of any shares of any class or series of Preferred Stock, resolutions of the Board of Directors establishing the class or series and determining its relative rights and preferences must be filed with the Delaware Department of State as part of a certificate of designations.

     The full text of the proposed amendment to Article 4 of the Certificate is attached to this Information Statement as Exhibit A, which stockholders are urged to read carefully.

Purposes and Effects of the Amendment

     At the date of this Information Statement, the Company has no agreements or commitments with respect to the sale or issuance of the additional shares of Preferred Stock. The Board believes that it is desirable to have authorized shares of Preferred Stock available for possible future financing and acquisition transactions and other corporate purposes. Having such authorized shares available for issuance in the future would give the Company greater flexibility by allowing shares of Preferred Stock to be issued without the expense and delay of a special stockholders' meeting, with specific rights and preferences tailored to the circumstances applicable at the time. For example, the Board could tailor dividend and redemption rights in response to specific terms negotiated by investors. Shares of Preferred Stock would be available for issuance without further action by the stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed.

     Classes or series of Preferred Stock may have priority over the Common Stock in the payment of dividends and/or liquidating distributions, to the extent determined by the Board of Directors in designating such classes or series. Holders of Common Stock also could experience dilution through the conversion into Common Stock of any class or series of Preferred Stock that is convertible into Common Stock.

     The authorized but unissued shares of Preferred Stock which could be used to facilitate the conversion of certain debt of the Company into equity which would be in the best interest of the Company. Said shares could also be used to make more difficult a change in control of the Company. Under certain circumstances such shares could be used to create voting impediments or to frustrate persons seeking to effect a hostile takeover or otherwise gain control of the Company.

     Certain companies have issued preferred stock or warrants or other rights to acquire preferred stock or common stock to the holders of their common stock pursuant to rights plans having terms designed to protect against the adverse consequences to stockholders of partial takeovers and front-end loaded two-step takeovers and freezeouts. The purpose of such a rights plan is to ensure that stockholders receive a fair price for their shares in the event of a takeover, by requiring any person who seeks to acquire a significant block of the Company's stock to obtain a waiver of the rights plan from the board of the directors. The Company's Board of Directors is considering adopting a rights plan for the Company, and assuming that such a plan is adopted, the authorized and unissued Preferred Stock would be available for issuance pursuant thereto.

     Assuming that the proposed amendments to the Certificate discussed in proposal 2 under the caption "Amendments to Certificate to Provide for a Classified Board of Directors and Related Matters" are adopted, any proposal to remove directors opposed by the incumbent Board, or any alteration, amendment or repeal of the provisions that will be added to the Certificate by the proposed amendments will require the affirmative vote of the holders of 75% of the voting power of the capital stock of the Company which is entitled to vote generally in the election of directors. Although the Board presently has no intention of doing so, shares of authorized but unissued Preferred Stock could (within the limits imposed by applicable law and the rules of any stock exchange on which the Company's securities may be listed) be issued to a holder that would thereby have sufficient voting power to assure that any such proposal would not receive the 75% stockholder vote required therefor by the proposed amendments. For information with respect to the ownership of shares (including shares issuable upon exercise of stock options) of the Common Stock by directors and executive officers and the Company's principal stockholders, see "Voting Securities."

                                   PROPOSAL 2:
                    AMENDMENTS TO CERTIFICATE TO PROVIDE FOR
               A CLASSIFIED BOARD OF DIRECTORS AND RELATED MATTERS

General

     Additional proposed amendments to the Company's Certificate would (a) classify the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected each year; (b) provide that directors may be removed only with the approval of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of directors;
(c) provide that any vacancy on the Board shall be filled by the majority of the directors then in office, though less than a quorum; (d) require that special meetings of stockholders can only be called by the Chairman of the Board, the Board of Directors or upon the request of the holders of at least 35% of the shares entitled to vote at the meeting; (e) require advance notice of stockholder introduction of business at stockholder meetings; and (f) increase the stockholder vote required to alter, amend or repeal the foregoing amendments or related amendments to the By-Laws from a majority to 75% of the voting power of the Company entitled to vote generally for the election of directors.

     As more fully discussed below, the Board of Directors believes the proposed amendments, taken together, would enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, and, at the same time, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Board. The Board of Directors believes that the proposed amendments would promote fair treatment of the Company's stockholders in takeover situations and reduce operational disruptions from such events. However, adoption of the proposed amendments may have significant effects on the ability of stockholders of the Company to change the composition of the incumbent Board of Directors and to benefit from certain transactions which are opposed by the incumbent Board. Accordingly, stockholders are urged to read carefully the following sections of this Information Statement, which describe the amendments and their purposes and effects, and Exhibit A hereto, which sets forth the full text of the proposed amendments to the Certificate.

     The proposed amendments are not being adopted in direct response to any specific effort of which the Company is aware to obtain control of the Company. The Certificate and the By-Laws do not now contain any provision intended by the Company to have or, to the knowledge of the Board of Directors having, an anti-takeover effect.

     Item 2(a) - Amendment of Certificate to Provide for Classification of the Board of Directors. The By-Laws now provide that all directors are to be elected to the Company's Board of Directors annually for a term of one year. The By-Laws authorize the number of directors to be increased or decreased from time to time to a number between three and eight. The proposed new Article 6 of the Certificate (as set forth in Exhibit A) provides that the Board shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. If Proposal 2(a) is adopted, the Company's directors will be divided into three classes, and two director will serve for a term expiring at the 1997 annual meeting of stockholders, two directors will serve for a term expiring at the 1998 annual meeting of stockholders and the remaining three directors will serve for a term expiring at the 1999 annual meeting of stockholders (in each case, until their respective successors are duly elected and qualified). If the proposed amendment is adopted, the By-Laws will be amended to be consistent with the proposed Certificate amendment relating to classification of the Board.

     The Certificate does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of Common Stock could now elect all of the directors being elected at any annual or special meeting of the Company's stockholders. However, the classification of the Board pursuant to the proposed amendments will apply to every election of directors, whether or not a change in control of the Company has occurred or the holders of a majority of the voting power of the Company desire to change the Board. The classification of directors will have the effect of making it more difficult to change the composition of the Board of Directors. At least two stockholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board believes that the longer time required to elect a majority of a classified Board will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. It should also be noted that the classification provision will apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders believes that such a change would be desirable.

     Item 2(b) - Removal of Directors and Filling Vacancies on the Board. Proposed Article 6 of the Certificate provides, in part, that a director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote generally in the election of directors. Currently, the vote required is the minimum vote required under the Delaware General Corporation Law, i.e., a majority of the outstanding shares of the Company's stock entitled to vote generally in the election of directors. At the last three annual meetings of the stockholders of the Company, stockholders holding approximately 90%, 80% and 82%, respectively, of the voting power of the Company's voting stock were represented in person.

     Currently, one or more vacancies on the Board of Directors may be filled by majority vote of the stockholders or by the remaining directors, although less than a quorum. Proposed Article 6 of the Certificate provides that a vacancy on the Board occurring during the course of the year, including a vacancy created by an increase in the number of directors, may be filled only by the remaining directors, and thus does not permit stockholders to fill Board vacancies, including vacancies resulting from the removal of directors. In addition, proposed Article 6 provides that any new director elected to fill a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred rather than (as is presently the case) until the next annual meeting of stockholders. It also provides that no decrease in the number of directors shall shorten the term of any incumbent. Assuming that the proposed amendment is adopted, the By-Laws will be amended to be consistent with the proposed Certificate amendment relating to Board vacancies.

     The provisions of the proposed amendment relating to the removal of directors and the filling of vacancies on the Board will promote continuity and stability in the Company's management, business and policies by precluding a third party from removing incumbent directors and simultaneously gaining control of the Board by filling the vacancies with its own nominees unless such third party controls 75% of the voting power of the Company's stock. Moreover, the provision that newly created directorships are to be filled by the Board would prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board and filling the new directorships with its own nominees.

     Item 2(c) - Nominations of Director Candidates. Proposed Article 9 of the Certificate provides that nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, stockholders intending to nominate candidates for election must deliver written notice thereof to the Secretary of the Company not later than the date previously disclosed by the Company as the deadline for receipt of stockholder proposals for the meeting (if it will be an annual meeting), or, in the case of a special meeting, or if there has been no such prior disclosure, not less than 60 nor more than 90 days prior to the meeting (or by the close of business on the tenth day following the day on which the Company gives notice or makes a public disclosure of the date of a meeting where such notice or disclosure is less than 70 days prior to the date of the meeting ("Stockholder Notice Deadline")). The proposed amendment further provides that the notice shall set forth certain information concerning such nominee(s), including the name and business and residence address of each nominee, the principal occupation or employment of each such nominee, the number of shares of capital stock of the Company beneficially owned by each nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s), together with the consent of each nominee to serve as a director of the Company if so elected. Under the proposed amendment, if the Chairman of the meeting determines that a nomination of any person was not made in compliance with the foregoing procedure, such nomination shall be void.

     The advance notice requirement, by regulating stockholder nominations at any meeting of stockholders, will afford the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, inform stockholders about such qualifications. Although the proposed amendment does not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors, it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to the Company and its stockholders.

     Item 2(d) - Introduction of Business at Stockholders' Meeting. Proposed
Article 8 of the Certificate provides that for business to be properly brought before an annual meeting, such business must be specified in a notice of meeting given by the Board or otherwise properly proposed by the Board, or be brought by a stockholder by giving notice thereof no later than the Stockholder Notice Deadline. The proposed Article also provides that a stockholder proposal must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the stockholder making the proposal, the class and number of shares beneficially owned by such stockholder and any material interest of the stockholder in the business. The proposed amendment also provides that the Chairman of the meeting may determine that a stockholder proposal was not properly brought and therefore will not be placed before the meeting.

     This advance notice requirement will enable the Board of Directors to consider the merits of stockholder proposals and, if deemed necessary or desirable by the Board, to inform stockholders as to its position on any such proposals. Although the amendment does not enable the Board to prevent the introduction of business, it may have the effect of precluding the introduction of a stockholder proposal if the procedures are not followed or it may discourage a stockholder from introducing a proposal, without regard to whether this might be harmful or beneficial to the Company and its stockholders.

     Item 2(e) - Calling of Special Stockholder Meetings. Proposed Article 7 of the Certificate would require that stockholder action be taken at an annual meeting of stockholders or at a special meeting of stockholders called by the Chairman of the Board of Directors, pursuant to a resolution adopted by a majority of the entire Board, or upon the application of stockholders owning at least thirty-five percent (35%) of the stock entitled to vote at the special meeting. Under current By-Law Section 4, which will be deleted if the proposed amendment is adopted, the President or the Board of Directors can call a special meeting of the stockholders, and the Company is required to call such a special meeting upon the application of stockholders owning one-fifth of the stock entitled to vote.

     Assuming that the proposed amendment is adopted, stockholders owning less than 35% of the vote could not force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board believed such consideration to be appropriate. Such a limitation will avoid the time and expense of requiring the Company to hold special meetings of stockholders on the application of a small minority of stockholders.

     Item 2(f) - Increased Stockholder Vote for Alteration, Amendment or Repeal of Proposed Amendments. Under the Delaware General Corporation Law, amendments to the Certificate require the approval of the holders of a majority of the outstanding stock entitled to vote thereon and of a majority of the outstanding stock of each class entitled to vote thereon as a class. The Delaware General Corporation Law also permits provisions in the Certificate which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such super-majority provisions, the Delaware General Corporation Law requires that any alteration, amendment or repeal thereof be approved by an equally large stockholder vote. As permitted by these provisions of Delaware law, the proposed Articles 6, 7, 8 and 9 discussed above (see Items 2(a) - (e)) would require the concurrence of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of directors in order to alter, amend or repeal any of such Articles.

     The requirement of an increased stockholder vote is designed to prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the proposed amendments by simply repealing them.

Purpose and Effects of the Proposed Amendments (Items 2(a) - 2(f))

     The purpose of the proposed amendments to the Certificate (Items 2(a) - 2(f)) and the related matters discussed above is to discourage certain types of transactions, described below, which involve an actual or threatened change of control of the Company. They are designed to make it more difficult and time-consuming to change majority control of the Board and thus to reduce the vulnerability of the Company to an unsolicited proposal for the takeover of the Company or an unsolicited proposal for the restructuring or sale of all or part of the Company. As more fully described below, the Board believes that, as a general rule, such unsolicited proposals are not in the best interests of the Company and its stockholders.

     There has been a trend towards the accumulation of substantial stock positions in public companies by third parties as a prelude to proposing a takeover or a restructuring or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by the third party without advance notice to or consultation with management of the company. In many cases, the purchaser seeks representation on the company's board of directors in order to increase the likelihood that its proposal will be implemented by the company. If the company resists the efforts of the purchaser to obtain representation on the company's board, the purchaser may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not truly be interested in taking over the company, but uses the threat of a proxy fight and/or a takeover bid as a means of forcing the company to repurchase the holder's equity position at a substantial premium over market price.

     The Board of Directors of the Company believes that the imminent threat of removal of the Company's management in such situations would severely curtail management's ability to negotiate effectively with such purchasers. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the purchaser's stock, the Company's business and management would be disrupted, perhaps irreparably.

     Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its stockholders. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

     The proposed amendments will make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board and could thus increase the likelihood that incumbent directors will retain their positions. However, the proposed amendments will help ensure that the Board, if confronted by a surprise proposal from a third party which has acquired a block of the Company's stock, will have sufficient time to review the proposal and alternatives thereto and, if deemed appropriate, to seek a premium price for the stockholders. As of the Record Date, directors and executive officers beneficially owned approximately 28.9% of the Common Stock outstanding as of that date (approximately 40.8% on a fully diluted basis assuming the exercise of all outstanding options and warrants and the conversion of all outstanding convertible securities). See "Voting Securities."

     The proposed amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and Board of Directors. However, the amendments could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, since the amendments are designed to discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the amendments could tend to reduce any temporary fluctuations in the market price of the Company's stock which are caused by accumulations of large blocks of the Company's stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

                                   PROPOSAL 3:
                           CLASSIFICATION OF DIRECTORS

  Assuming that the proposed amendment to the Certificate concerning classification of the Board into three groups (Item 2(a) above) is adopted, proposal 3 provides that the term of two of the present directors, Arthur H. VanBuren and Walter L. Helton, will expire at the 1997 annual meeting of stockholders, when the terms of all the present directors currently expire; one present director, Donald D. Patton, shall serve for the term expiring at the 1998 annual meeting of stockholders; and the three remaining directors, Dwight
S. Thomas, Neal S. Melnick and Michael F. Thomas, shall serve for a term expiring at the 1999 annual meeting of stockholders (or, in all cases, until their respective successors are elected and qualified). Biographical sketches of the directors appear below. Assuming that the proposed amendment to the Certificate of Incorporation concerning classification of the Board (Item 2(a) above) is adopted, in the event of the death or disqualification or inability to serve of any of the directors listed above, the vacancy so arising will be filled by the Board of Directors. Each of the Company's directors was elected at the 1994 annual meeting of stockholders and has continued to serve since that time, there having been no annual meetings since that time. Assuming the proposed amendment in Item 2(a) above is adopted, it is expected that the director whose term will expire at the 1997 annual meeting will be nominated for election to a three year term at that time.

     Information concerning each of the Company's directors and executive officers is set forth below.

     Michael F. Thomas, age [44], is Chairman of the Board and President of the Company. Mr. Thomas founded Calibur Car Wash Systems, a predecessor of Calibur Systems, in 1977; he operated Calibur Car Wash Systems as a sole proprietorship until organizing Calibur Systems in October 1992. In 1984, Mr. Thomas also formed TCS, which designs, manufactures and sells car wash equipment and related supplies. Mr. Thomas received a B.A. Degree in Accounting in 1975 from Tennessee Technological University in Cookeville, Tennessee.

     Dwight S. Thomas, age [44], is Secretary and Treasurer of the Company. From June 1981 until March 1987, he was location manager for Calibur Car Wash Systems, responsible for approximately twenty hourly employees, hiring, dismissals, training, labor, inventory controls, daily reports, bank deposits, customer relations and quality control. From 1987 until the present, he has been the District Manager for Calibur Car Wash Systems, responsible for fifteen salaried managers, hiring and training managers and communicating daily with the Company's locations. Mr. Thomas was also responsible for implementing training programs for all phases of operations, setting goal incentives for management programs and organizing and implementing testing for OSHA guidelines. Mr. Thomas received an A.S. Degree in Criminology in 1975 and a B.S. Degree in Sociology in 1977 from Tennessee Technological University in Cookeville, Tennessee. Dwight S. Thomas is a cousin of Michael F. Thomas.

     Donald D. Patton, age [42], is an Executive Vice President of the Company for the oil and gas division. Mr. Patton has over nineteen years experience in the energy field with industry leading companies and has been involved in a number of significant acquisitions, mergers and joint ventures. He has a B.S. from Lincoln Memorial University in Harrogate, Tennessee and an M.B.A. from the University of St. Thomas in Houston, Texas and for the past five years has been with Ashland Exploration, Inc., involved primarily in the areas of acquisition and development. His experience includes: the Appalachian and Michigan Basins, Gulf Coast, the Rocky Mountain Region, Texas, Canada and Offshore.

     Neal S. Melnick, age [50], is an attorney in private practice in knoxville, Tennessee, practicing in the areas of Business and Commercial Law. He holds a JD degree from the University of Baltimore (1971). He was admitted to practice in Maryland in 1971; District of Columbia, 1978; and Tennessee, 1989; and is admitted to practice before the 4th, 6th, 11th and District of Columbia Circuit Courts of Appeal and the U.S. Supreme Court. From 1978 to 1989 he was a member of the firm of Weinstock, Steven & Harris, P.A., Baltimore, Maryland; from 1989 to 1995 he was the senior partner in the firm of Melnick & Moore, Knoxville, Tennessee. He has served on the Board of Governors of the American Bankruptcy and Insolvency Section Council. In 1983, he was selected to represent the Bankruptcy Trustee in the C.H. Butcher, Jr. case, involving the failure of numerous banks and savings and loan associations in Tennessee. He has served on the Board of Directors of Union County Bank and C & C Life Insurance Company. He represents the Company in Tennessee regarding issues other than securities.

     Arthur H. VanBuren, age [31], is a Certified Public Accountant with VanBuren & Company headquartered in Cookeville, Tennessee. He was formerly in the tax department of Ernst & Young in Tampa, Florida. Mr. VanBuren represents the Company in their tax matters, including preparation of the federal and state income tax returns. In 1987 received a B.S. degree in Business Administration from the University of Tennessee located in Knoxville, Tennessee and later received a Master of Accountancy degree in 1988. He serves on the Board of Directors of Short Bark Industries, L.L.C.


     Walter L. Helton, age [63], is the founder of the geology department at Tennessee Tech University in Cookeville, Tennessee and has been a member of the faculty since 1966. He earned a Doctorate in Geology from the University of Tennessee in 1967. He has formerly served as consultant to other public companies such as Marathon Oil and as consultant to numerous private energy companies including B. Ray Thompson Coal Company. Among his other accomplishments he is widely published in the energy field and has authored many university level text books as well as been contracted to perform mapping services for both the States of Tennessee and Kentucky Geological Departments.

     Board of Directors. Regular meetings of the Board of Directors are held in person or via teleconference as needed. The Board held seventeen meetings during the year ended December 31, 1995. All directors attended at least 75% of all meetings of the Board and Board committees on which they served during 1995. During a meeting of the Board on September 18, 1996 the following committees were established: (1.) Executive Committee consisting of Michael F. Thomas and Neal S. Melnick; (2.) Compensation Committee consisting of Neal S. Melnick and Arthur H. VanBuren, (3.) Audit Committee consisting of Neal S. Melnick and Arthur H. VanBuren.

     Changes In Members of the Board. The Company accepted the resignation of James R. Fitzgerald effective November 25, 1996. The resignation was tendered such that the Company could pursue a lending relationship with the firm in which Mr. Fitzgerald is an officer. The Board seat vacated by Mr. Fitzgerald has been filled by Neal S. Melnick of Knoxville, Tennessee who is an attorney that often acts as counsel to the Company. Mr. Melnick will serve on the Audit Committee and the Compensation Committee of the Company.

     The Company has also accepted the resignation of James F. Rose effective December 15, 1996. The resignation was tendered due to the fact that Mr. Rose no longer has the time to be an active member of the Board. The Board seat vacated by Mr. Rose has been filled by Arthur H. VanBuren of Cookeville, Tennessee who is a practicing C.P.A. Mr. VanBuren will serve on the Audit Committee and the Compensation Committee of the Company.

     Donald D. Patton, who is an Executive Vice President of the Company, has been added to the Board effective December 3, 1996. Formerly employed by Ashland Exploration of Houston, Texas his primariary responsibilities are related to the energy subsidiary of the Company.

     Walter L. Helton, who is a professor of Geology at Tennessee Tech University in Cookeville, Tennessee will be added to the Board effective January 10, 1997.

     Michael F. Thomas has withdrawn from both the Audit and Compensation Committee in order to allow additional outside directors to serve on those committees.

     Compensation of Directors. During year ended December 31, 1994, all directors of the Company were granted an option to purchase 33,334 shares of Common Stock of the Company for a five-year term at an exercise price of $3.36 per share, the fair market value at the time of grant (as adjusted for a one-for-three (1:3) reverse stock split effected in June 1995). In March 1995 replacement options were granted with a lower exercise price of $2.04 per share, the fair market value at the time of the new grant (as adjusted for the one-for-three (1:3) reverse stock split effected in June 1995). The term of the replacement option remained the same as the option which it replaced. The replacement options were granted in order to provide incentive for increased service to the Company by the option holders, which was negated by the decline in the market price of the Common Stock since that date of grant of the original options. Directors receive no other compensation for their services on the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports with the Securities and Exchange Commission on Forms 3, 4 and 5 with respect to their ownership of Common Stock and acquisitions and depositions thereof. Based on a review of Forms 3, 4 and 5 submitted to the Company for the year ended December 31, 1995, the Company has ascertained that the following persons made late filings: (i) Michael F. Thomas, the Company's Chairman, President and Chief Executive Officer, noted on his Form 5 filing, which was not timely filed, that he failed to file Form 4s reporting eight transactions during 1995; (ii) William Ted Phillips, Jr., a director of the Company, noted on his Form 5 filing, which was not timely filed, that he failed to file Form 4s reporting three transactions during 1995; and (iii) L. Douglas Keene, Jr., the Company's Executive Vice President and Chief Financial Officer, noted on his Form 5 filing, which was not timely filed, that he failed to file a Form 4 reporting one transaction during 1995.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid or accrued by the Company for services rendered during the three years ended December 31, 1995 to the Company's Chief Executive Officer. No other executive officers had total salary and bonus that exceeded $100,000 during the year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                          Long Term Compensation
                         -----------------------------------------------------------------------------
                                 Annual Compensation                         Awards            Payouts
                         -----------------------------------------------------------------------------
         (a)             (b)     (c)        (d)          (e)            (f)          (g)        (h)         (i)
                                                                     Restricted   Securities
       Name and                                      Other Annual      Stock      Underlying    LTIP     All Other
  Principal Position     Year  Salary(1)  Bonus(1)  Compensation(2)   Award(s)   Options/SARs  Payouts  Compensation
--------------------------------------------------------------------------------------------------------------------
Michael F. Thomas,       1995  $300,000     -0-           -0-           -0-        33,334(1)     -0-        -0-
Chief Executive Officer  1994  $300,000     -0-           -0-           -0-        33,334        -0-        -0-
                         1993  $300,000     -0-           -0-           -0-          -0-         -0-        -0-

---------------

(1) Replacement option with a lower exercise price for option granted in 1994. The term of the replacement option is the same as the option which it replaced.

     Options. The following table sets forth certain information with respect to options granted during the year ended December 31, 1995 to the Company's Chief Executive Officer.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------
                     Number of   Percent of Total
                     Securities    Options/SARs
                     Underlying     Granted to    Exercise or
                    Options/SARs   Employees in    Base Price    Expiration
     Name             Granted       Fiscal Year      ($/Sh)         Date
--------------------------------------------------------------------------------
Michael F. Thomas      33,334           50%           $2.04        9/7/99

(1) Replacement option with a lower exercise price for option granted in 1994. The term of the replacement option is the same as the option which it replaced. The number of shares has been adjusted to reflect a one-for-three (1:3) reverse stock split effected in June 1995. The options are [immediately exercisable in full].

     The following table sets forth certain information with respect to options by the Company's Chief Executive Officer at the end of fiscal 1995. Such person did not exercise any options during 1995.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                                               Value of Unexercised In-
                                                    Number of Unexercised       the-Money Options/SARs
                                                  Options/SARs at FY-End (#)       at FY-End ($)(1)
                   Shares Acquired     Value      --------------------------  --------------------------
      Name         on Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------
Michael F. Thomas        -0-            -0-          33,334         -0-         $15,333          -0-

---------------
(1) Total value of unexercised options is based upon the trading price of the Common Stock ($2.50) on December 31, 1995, as reported by The Nasdaq Stock Market.

         OPTION REPRICINGS DURING FISCAL YEAR ENDED DECEMBER 31, 1995(1)

                                                                                                    Length of
                                          Number of                                                 Original
                                          Securities    Market Price     Exercise                  Option Term
                                          Underlying    of Stock at    Price at Time               Remaining at
                                            Options       Time of      of Repricing        New       Date of
                                          Repriced or   Repricing or        or          Exercise   Repricing or
      Name                  Date          Amended (#)   Amendment ($)  Amendment ($)    Price ($)    Amendment
---------------------------------------------------------------------------------------------------------------
Michael F. Thomas          3/23/95          33,334          $2.04          $3.36          $2.04       9/7/99
Dwight S. Thomas           3/23/95          33,334          $2.04          $3.36          $2.04       9/7/99

---------------
(1) As adjusted to give effect to the one for three (1:3) reverse stock split effected in June 1995. The replacement options were granted in order to provide the incentive for increased service to the Company by the option holders, which was negated by the decline in the market price of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following related party transactions were not negotiated or consummated at arms' length, but management believes that such transactions were no less favorable to the Company than those available from unrelated parties.

Leases

     The Company leases three of its retail car wash locations from Michael F. Thomas, the Company's Chairman of the Board, President, Chief Executive Officer. For years ended December 31, 1995 and 1994, Mr. Thomas was paid the sums of $324,000 and $356,000, respectively, which approximate the debt service for the leases of such retail locations.

     In addition, the Company rents certain vehicles from Mr. Thomas, under month-to-month operating leases. Approximately $30,000 and $33,024 was paid to Mr. Thomas under these leases during the year ended December 31, 1995 and 1994, respectively.

     The Company issued 16,667 shares of its Common Stock in 1995 as partial consideration for the sale to the Company of certain oil and gas lease rights by Circle R Company. The three general partners of the seller are Gary Reece, A. Douglas Reece and James L. Rose. James L. Rose is the father of a director of the Company, James R. Rose.

Acquisition of Retail Location and Equipment and Construction Activities

     During year ended December 31, 1995, the Company acquired an existing self-service car wash facility from Mr. Thomas. Financing for the $200,000 purchase price was in the form of a loan assumption in the amount of approximately $131,000 with the remaining balance of approximately $69,000 carried as a payable by the Company as of December 31, 1995. The remaining balance was paid to Mr. Thomas in 1996.

     Also during the year ended December 31, 1995, the Company paid to the corporation controlled by Mr. Thomas the sums of $175,437 and $115,084 relating to equipment sales and construction activities, respectively, for Company retail locations. In 1994, there were no construction or equipment sales transactions between the controlled corporation and the Company.

Miscellaneous

     The Company sponsors an NHRA racing team headed by Mr. Thomas. Advertising costs associated with the sponsorship of the racing team were $60,000 and $54,493 during the years ended December 31, 1995 and 1994, respectively. Management believes that the advertising associated with the racing team has provided benefits to the Company, i.e., that it facilitated the Company's Pennzoil distributorship as well as the raising of private placement equity for the Company.

                                   PROPOSAL 4:
                      AMENDMENT OF CERTIFICATE TO MODERNIZE
                            BUSINESS PURPOSES SECTION

     Article 3 of the Certificate presently provides that the Company's business is "the field of energy development and related services, namely oil and gas exploration and production." Prior to a business combination in 1982, the certificate of incorporation of the Company's predecessor corporation (also named United Petroleum Corp.) provided that the corporation's purpose was to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware. In view of the Company's retail car wash and related automotive services business, the Board of Directors believes that it is appropriate to clarify that the Company's business purpose is the same as its predecessor, i.e., any lawful activity permitted for a Delaware corporation.

     The Board of Directors has no present plans or proposals for the Company to expand into new lines of business. Nevertheless, the Board believes that it is appropriate for the Company to have the same type of broad business purpose section in its Certificate as appears in the charters of most modern corporations. The Board believes that it is desirable to clarify that the Company has the flexibility to engage in any lawful business, including those presently engaged in by the Company apart outside oil and gas exploration and production. Such flexibility may prove important in the future as economic and market conditions change. However, such flexibility also would give the Company the ability to enter totally unrelated businesses and to leave the energy development business, even though such a course of action is not presently contemplated.

     The full text of the proposed amendment to Article 3 of the Certificate is attached as part of Exhibit A, and should be read carefully in full.

                                  REQUIRED VOTE

     The written consent of the holders of the majority of the shares outstanding at the close of business on the Record Date is required for the adoption of each proposal by written consent of stockholders without a meeting. On December 3, 1996, beneficial owners owning 4,263,621shares as of the Record Date which represents approximately 55% of the Company's outstanding Common Stock, signed a written consent approving the proposals, thereby assuring stockholder approval of the proposals.

                                  ANNUAL REPORT

     A copy of the Company's annual report for the year ended December 31, 1995 was previously mailed to all stockholders. Additional copies may be obtained by writing to L. Douglas Keene, Jr., Vice President and Chief Financial Officer, at 4867 North Broadway, Knoxville, Tennessee 37928.

                                                                       EXHIBIT A

                 AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

                        AMENDMENTS OF EXISTING PROVISIONS

[Proposal 1]:

     Article 4 is amended to read as follows:

                                    ARTICLE 4

          (A) The maximum number of shares of all classes of stock which the corporation is authorized to have outstanding at any one time is 60,000,000 shares, of which 10,000,000 shares shall be preferred stock, par value $0.01 per share, issuable in one or more classes or series (the "Preferred Stock"), and 50,000,000 shares shall be Common Stock, par value $0.01 per share (the "Common Stock"). All or any part of the Common Stock and Preferred Stock may be issued by the corporation from time to time and for such consideration as the Board of Directors may determine. All of such shares, if and when issued, and upon receipt of such consideration by the corporation, shall be fully paid and non-assessable.

          (B) The Board of Directors is authorized to adopt resolutions at any time and from time to time dividing the Preferred Stock into one or more classes or series, which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as the Board may specify in such resolutions and as may now or hereafter be permitted by Delaware law.

          (C) Except as otherwise required by law, each holder of Common Stock shall be entitled to one vote for each share standing in such person's name on the books of the corporation. Subject to the rights of any outstanding shares of Preferred Stock having preferential dividend rights, holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the corporation, holders of Common Stock are entitled to receive pro rata the remaining assets of the corporation, after the holders of outstanding shares of Preferred Stock having preferential rights to such assets have received in full the distributions to which they are entitled.

                                    ADDITIONS

     New Articles 6, 7, 8 and 9 of the Certificate are adopted as follows:

                                    ARTICLE 6

[Proposal 2(a)]:

     (A) Number, election and terms of Directors. Except as otherwise fixed by or pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the Directors of the corporation shall be fixed from time to time by or pursuant to the By-Laws of the corporation. The Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the corporation, one class to be originally classified for a term expiring at the annual meeting of stockholders to be held in 1997, another class to be originally classified for a term expiring at the annual meeting of stockholders to be held in 1998, and another class to be originally classified for a term expiring at the annual meeting of stockholders to be held in 1999, with each director to hold office until his or her successor shall have been duly elected and qualified. At each meeting of the stockholders of the corporation, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election or until his or her successor shall have been duly elected and qualified.

[Proposal 2(b)]:

     (B) Newly created directorships and vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

[Proposal 2(b)]:

     (C) Removal. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any Director may be removed from office, with or without cause, only by the affirmative vote of the holders of 75% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class.

[Proposal 2(f)]:

     (D) Amendment, repeal, or alteration. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article 6.

                                    ARTICLE 7

[Proposal 2(e)]:

     (A) Calling of Special Stockholders Meetings. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the corporation may be called only by the Chairman of the Board, by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by written requests signed, dated and delivered to the Secretary of the corporation by the holders of record of at least 35% of all the votes entitled to be cast on the issues proposed to be considered at the meeting and describing the purposes for which it is to be held.

[Proposal 2(f)]:

     (B) Amendment, repeal, or alteration. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article 7.

                                    ARTICLE 8

[Proposal 2(d)]:

     (A) Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, no later than the date designated for receipt of stockholders' proposals in a prior public disclosure made by the corporation. If there has been no such prior public disclosure, then to be timely, a stockholder's notice must be delivered to or mailed and received at the principal business office of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of stockholders; provided, however, that in the event that less than seventy (70) days' notice of the date of the meeting is given to stockholders by notice or prior public disclosure, notice by a stockholder, to be timely, must be received by the corporation not later than the close of business on the tenth day following the day on which the corporation gave notice or made a public disclosure of the date of the annual meeting of the stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 8. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 8 and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

[Proposal 2(f)]:

     (B) Amendment, repeal, or alteration. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article 8.

                                    ARTICLE 9

[Proposal 2(c)]:

     (A) Eligibility to Make Nominations. Nominations of candidates for election as directors of the corporation at any meeting of stockholders called for election of directors, in whole or in part (an "Election Meeting"), may be made by the Board of Directors ("Board") or by any stockholder entitled to vote generally in the election of directors at such Election Meeting.

     (B) Procedure for Nominations by the Board of Directors. Nominations made by the Board shall be made as provided in the By-Laws.

     (C) Procedure for Nominations by Stockholders. Any stockholder who intends to make a nomination at the Election Meeting shall deliver a timely notice to the Secretary of the corporation by the deadline set forth below setting forth
(i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the corporation which are beneficially owned by each such nominee and (iv) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent to serve as a director of the corporation, if elected, of each such nominee. To be timely, a stockholder's notice for an Election Meeting that also will be an annual meeting shall be received at the principal business office of the corporation no later than the date designated for receipt of stockholders' proposals in a prior public disclosure made by the corporation. If there has been no such prior public disclosure, or if the Election Meeting will be a special meeting of stockholders, then to be timely, a stockholder's notice must be delivered to or mailed and received at the principal business office of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice of the date of the meeting is given to stockholders by notice or prior public disclosure, notice by a stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which the corporation gave notice or made a public disclosure of the date of the meeting.

     (D) Substitution of Nominees. In the event that a person is validly designated as a nominee in accordance with this Article 9 and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

     (E) Determination of Compliance with Procedures. If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

[Proposal 2(f)]:

     (F) Amendment, repeal, or alteration. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article 9.

[Proposal 4]:

     Article 3 is hereby amended to read in full as follows:

                                    ARTICLE 3

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware now or hereafter permitted by law.